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                                                                 EXHIBIT 10.0


                        OCTEL COMMUNICATIONS CORPORATION

                           1985 INCENTIVE STOCK PLAN

                           As amended September 1994


  1. Purposes of the Plan. The purposes of this Incentive Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

   Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, or "nonstatutory stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. The Board may also grant Stock Purchase Rights under this Plan.

  2. Definitions.  As used herein, the following definitions shall apply:

   (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

   (b)   "Code"  shall mean the Internal Revenue Code of 1986, as amended.

   (c)   "Common Stock"  shall mean the Common Stock of the Company.

   (d) "Company" shall mean Octel Communications Corporation, a Delaware corporation.

   (e) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

   (f) "Consultant" shall mean any person who is engaged by the Company or any subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

   (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the

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case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

   (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

   (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   (j) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

   (k)   "Option"  shall mean a stock option granted pursuant to the Plan.

   (l)   "Optioned Stock"  shall mean the Common Stock subject to an Option.

   (m)   "Optionee" shall mean an Employee or Consultant who receives an Option.

   (n) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

   (o)   "Plan" shall mean this 1985 Incentive Stock Plan.

   (p) "Purchaser" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

   (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

   (r) "Stock Purchase Right" shall mean a right, other than an Option, to purchase Common Stock pursuant to the Plan.

   (s) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

   (t) "Tax Date" shall mean the date that the amount of tax to be withheld by the Company is to be determined.

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  3. Stock Subject to the Plan.  Subject to the provisions of Section 11 of the
Plan, the maximum aggregate number of shares which may be optioned and/or sold under the Plan is 9,600,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

   If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Repurchased shares shall not become available for future grant under the Plan.

  4. Administration of the Plan.

   (a)   Procedure.

     (i) Administration With Respect to Directors and Officers. With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or
(B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

       (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

      (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate and securities





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laws and of the Code (the "Applicable Laws").  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

   (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, "non-statutory stock options," or Stock Purchase Rights; (ii) to determine, upon review of relevant information and in accordance with Section 7(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options or Stock Purchase Rights to be granted, which exercise price shall be determined in accordance with Section 7(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right; (v) to interpret the Plan;
(vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option or Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option or Stock Purchase Right; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

   (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

  5. Eligibility.

   (a) Options and Stock Purchase Rights may be granted only to Employees or Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted an additional Option or Options or Stock Purchase Right or Rights.




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   (b)   Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionees during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

   (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

   (d) The Plan shall not confer upon any Optionee, Purchaser or holder of a Stock Purchase Right any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

   (e) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

      (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 150,000 Shares.

     (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

    (iii) If an Option or Stock Purchase Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option or Stock Purchase Right will be counted against the limit set forth in Section V(e)(i). For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option.

  6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

  7. Exercise Price and Consideration.



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   (a)   The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Board, but shall be subject to the following:

     (i) In the case of any Incentive Stock Option granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

       (ii) In the case of any Option, other than an Incentive Stock Option, or any Stock Purchase Right, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

      (iii) In the case of any Option granted to any person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

       (iv) In the case of any Option or Stock Purchase Right granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

   (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock for the date of grant of the Option or Stock Purchase Right, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq National Market) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or Stock Purchase Right, as reported in The Wall Street Journal.

   (c) Subject to compliance with applicable provisions of Section 16(b) of the Exchange Act, (or other applicable law), the consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Board (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (X) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not





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acquired, directly or indirectly, from the Company, and (Y) have a fair market value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option or Stock Purchase Right shall be exercised, (v) authorization for the Company to retain from the total number of Shares as to which the Option or Stock Purchase Right is exercised that number of Shares having a fair market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vii) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (viii) any combination of the foregoing methods of payment, (ix) or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws. In making its determination as to the type of consideration to accept, the Board shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company (Section 153 of the Delaware General Corporation Law).

  8. Options.

   (a)   Term of Option.  The term of each Incentive Stock Option shall be ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. The term of each Option that is not an Incentive Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (i) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or shorter time as may be provided in the Stock Option Agreement, or (ii) if the Option is not an Incentive Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

   (b)   Exercise of Option.

     (i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided, however, that an Incentive Stock Option granted prior to January 1, 1987 shall not be exercisable while there is






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outstanding any incentive stock option which was granted, before the granting of such Incentive Stock Option, to the same Optionee to purchase stock of the Company, any Parent or Subsidiary, or any predecessor corporation of such corporations. For purposes of this provision, an incentive stock option shall be treated as outstanding until such option is exercised in full or expires by reason of lapse of time.

   An Option may be exercisable over a period of time or may be immediately exercisable as determined by the Board and may grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Optionee's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the repurchase option shall be the original price paid by the Optionee and may be paid by cancellation of any indebtedness of the Optionee to the Company. The repurchase option shall lapse at such a rate as the Board may determine.

   Notwithstanding any other provisions of this Plan, no Option may be exercised after the expiration of the term of the Option as set forth in the Stock Option Agreement.

   An Option may not be exercised for a fraction of a Share.

   An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

   Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

       (ii)   Termination of Status as an Employee or
Consultant. If an Employee or Consultant ceases to serve as an Employee or as a Consultant (as the case may be), he may exercise his Option at such times and to such extent as determined by the






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Board at the time of grant of the Option; provided that, in the case of an
Incentive Stock Option, the Option may be exercised only within thirty (30) days (or such other period of time not exceeding three (3) months as determined by the Board at the time of grant of the option) after the date he ceases to be an Employee of the Company, and only to the extent that he was entitled to exercise it at the date of such termination. To the extent that the Employee was not entitled to exercise such Incentive Stock Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

      (iii) Disability. Notwithstanding the provisions of Section 8(b)(ii) above, in the event an Employee or Consultant is unable to continue his employment or consulting relationship (as the case may be) with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within three (3) months (or such other period of time not exceeding one (1) year as is determined by the Board at the time of grant of the Option) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

       (iv) Death of Optionee. In the event of the death of an Optionee, such Optionee's Option may be exercised at such times and to such extent as determined by the Board at the time of grant of the Option; provided that, in the case of an Incentive Stock Option, in the event of the death of an
Optionee:

   (A) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; or

   (B) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board at the time of grant of the Option) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or






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  inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     (v) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  9. Stock Purchase Rights.

   (a) Rights to Purchase. After the Board of Directors determines that it will offer an Employee or Consultant the right to purchase Shares under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions relating to the offer, including the number of Shares that such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Board of Directors or its Committee made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Board of Directors.

   (b) Issuance of Shares. Forthwith after payment therefor, the Shares purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to such purchase.

   (c) Repurchase Option. Unless the Board of Directors or its Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such a rate as the Board of Directors may determine.

   (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

   (e) Rights as a Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the shares as to which a Stock Purchase Right has been exercised, no right to vote or to receive dividends




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or any other rights as a stockholder shall exist with respect to shares of
Common Stock subject to a Stock Purchase Right, notwithstanding the exercise of a Stock Purchase Right. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

   (f) Shares Available Under the Plan. Exercise of a Stock Purchase Right in any manner shall result in a decrease in the number of Shares that thereafter shall be available, both for purposes of the Plan and for sale under the Stock Purchase Right, by the number of Shares as to which the Stock Purchase Right is exercised. Shares repurchased by the Company pursuant to
Section 9(c) hereof shall not be available for reissuance under the Plan.

  10. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or holder of a Stock Purchase Right, only by such Optionee or holder of a Stock Purchase Right.

  11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.




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   In the event of the proposed dissolution or liquidation of the Company, any outstanding Options or Stock Purchase Rights shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board, and may give each Optionee or holder of a Stock Purchase Right the right to exercise his Option or Stock Purchase Right as to all or any part of the Common Stock subject to such Option or Stock Purchase Right, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

   In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, Options and Stock Purchase Rights shall be assumed or equivalent options or rights shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or Stock Purchase Right or to substitute an equivalent option or stock purchase right, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all of the Common Stock subject to such Option or Stock Purchase Right, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.
If the Board makes an Option or Stock Purchase Right fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee or holder of a Stock Purchase Right that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. The Board may provide in individual Option Agreements for the repurchase of Options in return for a cash payment by the Company upon the occurrence of a merger, sale of all or substantially all assets of the Company, tender offer or other transaction or series of related transactions resulting in a change of ownership of more than 50% of the voting securities of the Company.

  12. Time of Granting Options or Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Board makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

  13.  Amendment and Termination of the Plan.



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   (a)   Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

   (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Board and the Optionee, Purchaser or holder of a Stock Purchase Right, which agreement must be in writing and signed by the Company and the Optionee, Purchaser or holder of the Stock Purchase Right.

  14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

   Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  16. Option and Stock Purchase Agreements. Options shall be evidenced by written Stock Option Agreements in such form as the Board shall approve. Upon the exercise of Stock Purchase Rights, a Purchaser shall execute a Restricted Stock Purchase Agreement in such form as the Board of Directors shall approve.

  17. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company. If and in the event that the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the approval of such stockholders of the Company shall be:

   (a) (i) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (ii) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

   (b) obtained at or prior to the first annual meeting of stockholders held subsequent to the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act.

   If such stockholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company.

  18. Information to Optionees and Holders of Stock Purchase Rights. The Company shall provide to each Optionee and each holder of a Stock Purchase Right, during the period for which such Optionee or holder of a Stock Purchase Right has one or more Options or Stock Purchase Rights outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options and Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

  19.  Stock Withholding to Satisfy Withholding Tax Obligations.

   (a) Withholding. At the discretion of the Board, Purchasers and Optionees may satisfy withholding obligations as provided in this Section 19. When a Purchaser or an Optionee incurs tax liability in connection with a Stock Purchase Right or an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Purchaser or Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Purchaser or Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued in connection with the Stock Purchase Right or the Shares to be issued upon exercise of the Option, if any, that number of Shares having a fair market value equal to the amount required to be withheld. The fair market value of the Shares to be withheld shall be determined on the Tax Date.

   (b) Form of Election. All elections by a Purchaser or an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Secretary of the Company and shall be subject to the following restrictions:

     (i)  the election must be made on or prior to the applicable Tax Date;

       (ii) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

      (iii) all elections shall be subject to the consent or disapproval of the Board;

       (iv) if the Purchaser or Optionee is subject to Section 16 of the Exchange Act, the election must comply with the applicable provisions of the rules promulgated under Section 16(b) of the Exchange Act and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to the Plan transactions.

   (c) Section 83. In the event the election to have Shares withheld is made by a Purchaser or Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Purchaser or Optionee shall receive the full number of Shares with respect to which the Stock Purchase Right or Option is exercised but such Purchaser or Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                       OCTEL COMMUNICATIONS CORPORATION
                                     [Key
                                   Employee]
                        INCENTIVE STOCK OPTION AGREEMENT


  OCTEL COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), has granted to ________________________________ (the "Optionee"), an option (the
"Option") to purchase a total of  _____________________________ (__________)
shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1985 Incentive Stock Plan, as amended (the "Plan"), adopted by the Company which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

  1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

  2. Exercise Price. The exercise price is $______ for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

  3. Exercise of Option. This Option shall be exercisable during its term, in accordance with the provisions of Section 8 of the Plan and subject to Section 6 hereof, as follows:

   (a)   Right to Exercise.

     (i) Subject to (ii)-(x) of this subsection 3(a), below, this Option shall be exercisable cumulatively over four (4) years at the rate of 25% of the Shares annually with the first 25% to be exercisable on ______________________, the second 25% to be exercisable on _________________ ____, the third 25% to be exercisable on ______________________, and the fourth 25% to be exercisable on ______________________, provided, however, that in the event the Optionee is unable to continue his employment with the Company as a result of his death or total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option shall be exercisable cumulatively at the rate of 1/3 of the Shares annually over three (3) years, with the first one-third to be exercisable on _________________, the second one-third to be exercisable on _______________ _, and the third one-third to be exercisable on _________________.

       (ii) In the event of (A) a merger involving the Company in which the Company is not the survivor (except a merger with an affiliate of the Company) or (B) the sale of all, or substantially all, of the assets of the Company (except a sale to an affiliate of the Company) this Option shall either be exchanged for a substitute Option or accelerated and immediately exercisable according to the provisions of Section 11 of the Plan.

      (iii)   This Option may not be exercised for a fraction of a share.

       (iv) In the event of Optionee's death, disability, or termination of employment, the timing for exercise of the Option is governed by Sections 7, 8 or 9 of this Agreement, subject to the limitations in subsections 3(a)(vii) and
(viii).

       (v) Optionee's right to exercise this Option, as described in subsection 3(a)(i) above, shall be suspended during any approved leave of absence, except to the extent this Option is otherwise exercisable as of the commencement of such leave. Upon an Employee's return following a leave of absence, the dates set forth in subsection 3(a)(i) shall be adjusted to delay exercisability by the duration of the leave of absence. In no event may the Option be exercised later than the time specified in Section 11 of this Agreement.

       (vi) Optionee's right to exercise this Option, as described in subsection 3(a)(i) above, shall be suspended in the event that Optionee's hours regularly worked fall below twenty (20) hours per week (the "Reduction"), except to the extent this Option is otherwise exercisable as of the commencement of the Reduction. When the Reduction ends, the dates set forth in subsection 3(a)(i) shall be adjusted to delay exercisability by the duration of the Reduction. In no event may the Option be exercised later than the time specified in Section 11 of this Agreement.

      (vii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

     (viii) The exercise of this Option as an Incentive Stock Option is limited to any time or times which, when this Option is aggregated with all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, results in Shares having an aggregate fair market value (determined for each Shares as of the date of grant of the Option covering such share) of $100,000 or less becoming first available for purchase upon exercise of one or more Incentive Stock Options during any calendar year. In the event that this Option becomes exercisable for Shares in excess of such $100,000 limitation, this Option shall be, at the election of the Optionee, treated as a nonstatutory option with respect to such excess.

       (ix) If at any time after a change in control (defined as any transaction or series of related transactions resulting in a change of ownership of more than 50% of the voting securities of the Company or a sale, lease or transfer of all or substantially all of the Company's assets to another entity not an affiliate of the Company), but before the expiration of the term of this Option set forth in Section 11 below, either (A) the Optionee's employment with the Company (or any successor of the Company) is terminated by the Company (or such successor entity), with or without cause, or (B) the Optionee's compensation and benefits as in effect immediately before the change in control are reduced by the Company (or such successor entity), then this Option (or any substitute or successor option) shall be accelerated and immediately exercisable as to all shares notwithstanding the schedule in
Section 3(a)(i) above; provided that the substitution of substantially equivalent compensation and benefits shall not be deemed a reduction for purposes of this paragraph. Any option substituted for this Option shall include the rights granted pursuant to this paragraph.

     (x) NOTHING IN THIS AGREEMENT SHALL EFFECT IN ANY MANNER WHATSOEVER THE RIGHT OR POWER OF THE COMPANY TO TERMINATE THE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY FOR ANY REASON, WITH OR WITHOUT CAUSE. NOTHING IN THIS AGREEMENT CONSTITUTES AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR A CONSULTING RELATIONSHIP FOR THE EXERCISE PERIOD OR FOR ANY PERIOD AT ALL.

     (b) Method of Exercise. This Option shall be exercisable by written notice in the form attached hereto which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

  4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

  5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

   (a)   cash;

   (b)   check;

   (c) delivery of a promissory note (the "Note") of Optionee in the amount of the exercise price together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B; the Note shall be in the form attached hereto as Exhibit C, shall contain the terms and be payable as set forth therein, shall bear interest at a rate not less than the rate required to insure that there will be no "unstated interest" with respect to the purchase of shares under this Option, pursuant to Section 483 of the Code and the regulations in effect thereunder at the time of such purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement;

     (d) surrender of other Shares of Common Stock of the Company which have been held for six (6) months or more and which are of a value equal to the exercise price of the Shares as to which the Option is being exercised; or

   (e) delivery of a properly executed exercise notice together with irrevocable instructions to the Optionee's broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

  6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

  7. Termination of Continuous Status as an Employee.

   (a) In the event of termination of Employee's Continuous Status as an Employee, he may, but only within 30 days after the date he ceases to be an Employee of the Company, exercise this

Option to the extent that he was entitled to exercise it at the date of such termination as provided in paragraph 3(a). To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

     (b) A leave of absence for a period of 90 days or less or a reduction in the number of hours regularly worked by Optionee to fewer than twenty (20) hours per week will not terminate an Employee's Continuous Status, but will suspend the exercisability of the Option as set forth in subsections 3(a)(v) and (vi).

     (c) In the event that the Optionee has paid the purchase price hereunder by delivery of a Note, and before the Note is paid in full the Optionee ceases to be an Employee or Consultant, the Company shall have the right to accelerate the due date of the Note, and the whole unpaid balance of principal and interest on the Note shall become immediately due.

  8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months from the date of termination of employment, exercise his Option to the extent he was entitled to exercise it at the date of such termination as provided in paragraph 3(a). To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

  9. Death of Optionee.  In the event of the death of Optionee:

   (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; or

   (b) within 30 days after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

  10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

  11. Term of Option. This Option may not be exercised after the later to occur of (a) the date six (6) months after the Option becomes fully exercisable or (b) five (5) years and six (6) months (five (5) years if Optionee owns, immediately before the Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

  12. Early Disposition of Stock. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares on the date of the exercise or the fair market value on the date of disposition. The amount of such ordinary income may be measured differently if the Optionee is an officer, director, or 10% stockholder of the Company or if the shares are subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed at capital gain rates.




                                           OCTEL COMMUNICATIONS CORPORATION,
                                           a Delaware corporation



                                           By:  ___________________________
                                                Treasurer

   Optionee acknowledges receipt of a copy of the Plan and certain information related thereto, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further acknowledges that he has read and is familiar with the terms of the Plan and this Agreement and has read and understands Sections 3(a)(x) and 7(b), and has had an opportunity to obtain the advice of counsel prior to executing this Agreement.


  Dated:  ______________________


                                              __________________________
                                              Optionee

                               NOTICE OF EXERCISE



TO:    OCTEL COMMUNICATIONS CORPORATION

ATTN:  Secretary of Octel Communications Corporation

SUBJECT:  Notice of Intention to Exercise Stock Option


  In respect of the stock option granted to the undersigned
______________________ on ______________, 19__ to purchase an aggregate of
_______________ shares of Octel Communication's Common Stock, this is official notice that the undersigned intends to exercise such option to purchase as follows:


Number of Shares:   ______________________

Date of Purchase:   ______________________

Mode of Payment:    ______________________

Social Security #:  ______________________

Grant Number:       ______________________


The shares should be issued as follows:

  Name:    _____________________________

  Address:  _____________________________

            _____________________________

            _____________________________

            _____________________________



  Signed:   _____________________________

  Date:    _____________________________

                       OCTEL COMMUNICATIONS CORPORATION
                                    [Usual]

                        INCENTIVE STOCK OPTION AGREEMENT


  OCTEL COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), has granted to ________________________________ (the "Optionee"), an option (the
"Option") to purchase a total of  _____________________________ (__________)
shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1985 Incentive Stock Plan, as amended (the "Plan"), adopted by the Company which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

  1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

  2. Exercise Price. The exercise price is $______ for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

  3. Exercise of Option. This Option shall be exercisable during its term, in accordance with the provisions of Section 8 of the Plan and subject to
Section 6 hereof, as follows:

          (a)      Right to Exercise.

                (i) Subject to (ii)-(ix) of this subsection 3(a), below, this Option shall be exercisable cumulatively over four (4) years at the rate of 25% of the Shares annually with the first 25% to be exercisable on ______________________, the second 25% to be exercisable on
______________________, the third 25% to be exercisable on
______________________, and the fourth 25% to be exercisable on ______
_______________,provided, however, that in the event the Optionee is unable to continue his employment with the Company as a result of his death or total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option shall be exercisable cumulatively at the rate of 1/3 of the Shares annually over three (3) years, with the first one-third to be exercisable on _________________, the second one-third to be exercisable on _________________, and the third one-third to be exercisable on _________________.

              (ii) In the event of (A) a merger involving the Company in which the Company is not the survivor (except a merger with an affiliate of the Company) or (B) the sale of all, or substantially all, of the assets of the Company (except a sale to an affiliate of the Company) this Option shall either be exchanged for a substitute Option or accelerated and immediately exercisable according to the provisions of Section 11 of the Plan.

             (iii) This Option may not be exercised for a fraction of a share.

              (iv) In the event of Optionee's death, disability, or termination of employment, the timing for exercise of the Option is governed by Sections 7, 8 or 9 of this Agreement, subject to the limitations in subsections 3(a)(vii) and (viii).

               (v) Optionee's right to exercise this Option, as described in subsection 3(a)(i) above, shall be suspended during any approved leave of absence, except to the extent this Option is otherwise exercisable as of the commencement of such leave. Upon an Employee's return following a leave of absence, the dates set forth in subsection 3(a)(i) shall be adjusted to delay exercisability by the duration of the leave of absence. In no event may the Option be exercised later than the time specified in Section 11 of this Agreement.

              (vi) Optionee's right to exercise this Option, as described in subsection 3(a)(i) above, shall be suspended in the event that Optionee's hours regularly worked fall below twenty (20) hours per week (the "Reduction"), except to the extent this Option is otherwise exercisable as of the commencement of the Reduction. When the Reduction ends, the dates set forth in subsection 3(a)(i) shall be adjusted to delay exercisability by the duration of the Reduction. In no event may the Option be exercised later than the time specified in Section 11 of this Agreement.

             (vii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

            (viii) The exercise of this Option as an Incentive Stock Option is limited to any time or times which, when this Option is aggregated with all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, results in Shares having an aggregate fair market value (determined for each Shares as of the date of grant of the Option covering such share) of $100,000 or less becoming first available for purchase upon exercise of one or more Incentive Stock Options during any calendar year. In the event that this Option becomes exercisable for Shares in excess of such $100,000 limitation, this Option shall be, at the election of the Optionee, treated as a nonstatutory option with respect to such excess.


              (ix) NOTHING IN THIS AGREEMENT SHALL EFFECT IN ANY MANNER WHATSOEVER THE RIGHT OR POWER OF THE COMPANY TO TERMINATE THE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY FOR ANY REASON, WITH OR WITHOUT CAUSE. NOTHING IN THIS AGREEMENT CONSTITUTES AN EXPRESS OR IMPLIED PROMISE OF CONTINUED

EMPLOYMENT OR A CONSULTING RELATIONSHIP FOR THE EXERCISE
PERIOD OR FOR ANY PERIOD AT ALL.

          (b) Method of Exercise. This Option shall be exercisable by written notice in the form attached hereto which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

  4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

  5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a)      cash;

          (b)      check;

          (c) delivery of a promissory note (the "Note") of Optionee in the amount of the exercise price together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B; the Note shall be in the form attached hereto as Exhibit C, shall contain the terms and be payable as set forth therein, shall bear interest at a rate not less than the rate required to insure that there will be no "unstated interest" with respect to the purchase of shares under this Option, pursuant to Section 483 of the Code and the regula-tions in effect thereunder at the time of such purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement;


          (d) surrender of other Shares of Common Stock of the Company which have been held for six (6) months or more and which are of a value equal to the exercise price of the Shares as to which the Option is being exercised; or

          (e) delivery of a properly executed exercise notice together with irrevocable instructions to the Optionee's broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

  6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

  7.      Termination of Continuous Status as an Employee.

          (a) In the event of termination of Employee's Continuous Status as an Employee, he may, but only within 30 days after the date he ceases to be an Employee of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination as provided in paragraph 3(a). To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

          (b) A leave of absence for a period of 90 days or less or a reduction in the number of hours regularly worked by Optionee to fewer than twenty (20) hours per week will not terminate an Employee's Continuous Status, but will suspend the exercisability of the Option as set forth in subsections 3(a)(v) and (vi).

          (c) In the event that the Optionee has paid the purchase price hereunder by delivery of a Note, and before the Note is paid in full the Optionee ceases to be an Employee or Consultant, the Company shall have the right to accelerate the due date of the Note, and the whole unpaid balance of principal and interest on the Note shall become immediately due.


  8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his employ-ment with the Company as a result of his total and permanent disability
(as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months from the date of termination of employment, exercise his Option to the extent he was entitled to exercise it at the date of such termination as provided in paragraph 3(a). To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

  9.      Death of Optionee.  In the event of the death of Optionee:

          (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; or

          (b) within 30 days after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

  10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

  11. Term of Option. This Option may not be exercised after the later to occur of (a) the date six (6) months after the Option becomes fully exercisable or (b) five (5) years and six (6) months (five (5) years if Optionee owns, immediately before the Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

  12. Early Disposition of Stock. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares on the date of the exercise or the fair market value on the date of disposition. The amount of such ordinary income may be measured differently if the Optionee is an officer, director, or 10% stockholder of the Company or if the shares are subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed at capital gain rates.




                                            OCTEL COMMUNICATIONS CORPORATION,
                                            a Delaware corporation



                                            By:      ___________________________
                                                     Treasurer



          Optionee acknowledges receipt of a copy of the Plan and certain information related thereto, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further acknowledges that he has read and is familiar with the terms of the Plan and this Agreement and has read and understands Sections 3(a)(ix) and 7(b), and has had an opportunity to obtain the advice of counsel prior to executing this Agreement.

  Dated:  ______________________


                                                      __________________________
                                                      Optionee

                               NOTICE OF EXERCISE



TO:                OCTEL COMMUNICATIONS CORPORATION

ATTN:     Secretary of Octel Communications Corporation

SUBJECT:  Notice of Intention to Exercise Stock Option


  In respect of the stock option granted to the undersigned
______________________ on ______________, 19__ to purchase an aggregate of
_______________ shares of Octel Communication's Common Stock, this is official notice that the undersigned intends to exercise such option to purchase as follows:


Number of Shares:          ______________________

Date of Purchase:          ______________________

Mode of Payment:           ______________________

Social Security #:         ______________________

Grant Number:              ______________________


The shares should be issued as follows:

  Name:     _____________________________

  Address:  _____________________________

            _____________________________

            _____________________________

            _____________________________



  Signed:   _____________________________

  Date:     _____________________________